Exhibit 10.31

Execution Version

AMENDED AND RESTATED FIRST LIEN INTERCREDITOR AGREEMENT

among

GMR INTERMEDIATE CORP.,

GLOBAL MEDICAL RESPONSE, INC.,

the other Grantors from time to time party hereto,

MORGAN STANLEY SENIOR FUNDING, INC.,
as Collateral Agent for the Credit Agreement Secured Parties,

MORGAN STANLEY SENIOR FUNDING, INC.,
as Authorized Representative for the Credit Agreement Secured Parties,

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as the Initial Additional First Lien Collateral Agent,

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as the Initial Additional Authorized Representative,

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as the Vehicle Collateral Trustee,

and

each additional Authorized Representative from time to time party hereto dated as of September 19, 2025

AMENDED AND RESTATED FIRST LIEN INTERCREDITOR AGREEMENT, dated as of September 19, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), among GMR INTERMEDIATE CORP. (“Holdings”), GLOBAL MEDICAL RESPONSE, INC. (the “Borrower”), the other Grantors (as defined below) from time to time party hereto, MORGAN STANLEY SENIOR FUNDING, INC., as Collateral Agent for the Credit Agreement Secured Parties (as each such term is defined below) (in such capacity and together with its successors in such capacity, the “Credit Agreement Collateral Agent”), MORGAN STANLEY SENIOR FUNDING, INC., as Authorized Representative (as defined below) for the Credit Agreement Secured Parties, WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent under the Initial Additional First Lien Agreement for the Initial Additional First Lien Secured Parties (as defined below) (in such capacity and together with its successors in such capacity, the “Initial Additional First Lien Collateral Agent”), WILMINGTON TRUST, NATIONAL ASSOCIATION, as Authorized Representative for the Initial Additional First Lien Secured Parties, THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Vehicle Collateral Trustee for the First Lien Secured Parties (as defined below) (in such capacity and together with its successors in such capacity, the “Vehicle Collateral Trustee”), and each additional Collateral Agent and Authorized Representative from time to time party hereto for the other Additional First Lien Secured Parties of the Series (as defined below) with respect to which it is acting in such capacity.

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Credit Agreement Collateral Agent, the Administrative Agent (for itself and on behalf of the Credit Agreement Secured Parties), the Initial Additional First Lien Collateral Agent (for itself and on behalf of the Initial Additional First Lien Secured Parties), the Initial Additional Authorized Representative (for itself and on behalf of the Initial Additional First Lien Secured Parties), the Grantors, each additional Collateral Agent and Authorized Representative (for itself and on behalf of the Additional First Lien Secured Parties of the applicable Series) and the Vehicle Collateral Agent (if applicable) agree as follows:

ARTICLE I
Definitions

Section 1.01      Certain Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings set forth in the Credit Agreement or, if defined in the New York UCC, the meanings specified therein. As used in this Agreement, the following terms have the meanings specified below:

“ABL Collateral” means the “ABL Priority Collateral” (as defined in the ABL Intercreditor Agreement).

“ABL Intercreditor Agreement” means that certain Amended and Restated ABL Intercreditor Agreement, dated as of the date hereof, by and among, inter alios, Holdings, the Borrower, the other grantors party thereto from time to time, the ABL Agent (as defined therein), the Credit Agreement Collateral Agent, the Initial Additional First Lien Collateral Agent and each Additional Debt Agent (as defined therein) party thereto from time to time (as amended, restated, amended and restated, extended, supplemented, refinanced or otherwise modified from time to time).

“Additional First Lien Collateral Agent” means (x) for so long as the Initial Additional First Lien Obligations are the only Series of Additional First Lien Obligations outstanding, the Initial Additional First Lien Collateral Agent and (y) thereafter, the Collateral Agent for the Series of Additional First Lien Obligations that constitutes the largest outstanding aggregate principal amount of any then outstanding Series of Additional First Lien Obligations.

“Additional First Lien Documents” means, with respect to the Initial Additional First Lien Obligations or any Series of Additional Senior Class Debt, the notes, indentures, credit agreements, security documents and other operative agreements evidencing or governing such indebtedness and liens securing such indebtedness, including the Initial Additional First Lien Documents and the Additional First Lien Security Documents and each other agreement entered into for the purpose of securing the Initial Additional First Lien Obligations or any Series of Additional Senior Class Debt; provided that, in each case, the Indebtedness thereunder (other than the Initial Additional First Lien Obligations) has been designated as Additional Senior Class Debt pursuant to Section 5.12 hereto.

“Additional First Lien Obligations” means (a) all amounts owing pursuant to the terms of any Additional First Lien Document (including the Initial Additional First Lien Documents), including, without limitation, all amounts in respect of any principal, premium, interest (including any interest, fees and expenses accruing subsequent to the commencement of a Bankruptcy Case at the rate provided for in the respective Additional First Lien Document, whether or not such interest, fees and expenses is an allowed or allowable claim under any such proceeding or under applicable state, federal or foreign law), penalties, fees, expenses, indemnifications, reimbursements, damages and other liabilities, and guarantees of the foregoing amounts, (b) any Secured Hedge Obligations secured under the Additional First Lien Security Documents securing the related Series of Additional First Lien Obligations, (c) any Secured Cash Management Obligations secured under the Additional First Lien Security Documents securing the related Series of Additional First Lien Obligations and (d) any renewals or extensions of the foregoing that are not prohibited by each Additional First Lien Document and the Credit Agreement. Additional First Lien Obligations shall include any Permitted Other Indebtedness (as defined in the Credit Agreement) that constitutes Additional Senior Class Debt and guarantees thereof by the Grantors issued in exchange therefor.

“Additional First Lien Secured Parties” means the holders of any Additional First Lien Obligations and any Authorized Representative or Collateral Agent with respect thereto, and shall include the Initial Additional First Lien Secured Parties and the Additional Senior Class Debt Parties.

“Additional First Lien Security Documents” means any collateral agreement, security agreement (including any Additional First Lien Vehicle Collateral Security Agreement) or any other document now existing or entered into after the date hereof that creates, or purports to create, Liens on any assets or properties of any Grantor to secure any Additional First Lien Obligations.

“Additional First Lien Vehicle Collateral Security Agreement” means any collateral agreement, security agreement or any other document now existing or entered into after the date hereof that creates, or purports to create, Liens on any Vehicle Collateral of any Grantor to secure any Additional First Lien Obligations (as amended, restated, amended and restated, extended, supplemented, refinanced or otherwise modified from time to time).

“Additional Senior Class Debt” has the meaning assigned to such term in Section 5.12.

“Additional Senior Class Debt Collateral Agent” has the meaning assigned to such term in Section 5.12.

“Additional Senior Class Debt Parties” has the meaning assigned to such term in Section 5.12.

“Additional Senior Class Debt Representative” has the meaning assigned to such term in Section 5.12.

“Administrative Agent” has the meaning assigned to such term in the definition of Credit Agreement and shall include any successor administrative agent as provided in Section 12 of the Credit Agreement; provided, however, that if the Credit Agreement is Refinanced, then all references herein to the Administrative Agent shall refer to the administrative agent (or trustee) under the Refinancing.

“Agreement” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Applicable Authorized Representative” means with respect to any Shared Collateral, (i) until the earlier of (x) the Discharge of Credit Agreement Obligations and (y) the Non-Controlling Authorized Representative Enforcement Date, the Administrative Agent and (ii) from and after the earlier of (x) the Discharge of Credit Agreement Obligations and (y) the Non-Controlling Authorized Representative Enforcement Date, the Major Non-Controlling Authorized Representative.

“Authorized Representative” means, at any time, (i) in the case of any Credit Agreement Obligations or the Credit Agreement Secured Parties, the Administrative Agent, (ii) in the case of the Initial Additional First Lien Obligations or the Initial Additional First Lien Secured Parties, the Initial Additional Authorized Representative, and (iii) in the case of any other Series of Additional First Lien Obligations or Additional First Lien Secured Parties that become subject to this Agreement after the date hereof, the Additional Senior Class Debt Representative for such Series named in the applicable Joinder Agreement.

“Bankruptcy Case” has the meaning assigned to such term in Section 2.06(b).

“Bankruptcy Code” means Title 11 of the United States Code, as amended.

“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.

“Borrower” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Cash Management Agreement” means any agreement or arrangement to provide Cash Management Services.

“Cash Management Services” means any one or more of the following types of services or facilities (i) commercial credit cards, merchant card services, purchase or debit cards, including non-card e-payables services, or electronic funds transfer services, (ii) treasury management services (including controlled disbursement, overdraft automatic clearing house fund transfer services, return items, and interstate depository network services), (iii) any other demand deposit or operating account relationships or other cash management services and (iv) and other services related, ancillary or complementary to the foregoing.

“Collateral” means any “Collateral” (as defined in the Credit Agreement or any other Credit Agreement Collateral Documents) or any other assets and properties subject to Liens created pursuant to any First Lien Security Document to secure one or more Series of First Lien Obligations.

“Collateral Agent” means (i) in the case of any Credit Agreement Obligations, the Credit Agreement Collateral Agent, (ii) in the case of the Initial Additional First Lien Obligations, the Initial Additional First Lien Collateral Agent in its capacity as collateral agent under the Initial Additional First Lien Agreement and (iii) in the case of any other Series of Additional First Lien Obligations that become subject to this Agreement after the date hereof, the Additional Senior Class Debt Collateral Agent for such Series named in the applicable Joinder Agreement.

“Controlling CF Debt Agent” shall have the meaning assigned to such term in Section 4.02.

“Controlling Collateral Agent” means, with respect to any Shared Collateral, (i) until the earlier of (x) the Discharge of Credit Agreement Obligations and (y) the Non-Controlling Authorized Representative Enforcement Date with respect to such Shared Collateral, the Credit Agreement Collateral Agent; and (ii) from and after the earlier of (x) the Discharge of Credit Agreement Obligations and (y) the Non-Controlling Authorized Representative Enforcement Date with respect to such Shared Collateral, the Collateral Agent for the Controlling Secured Parties (acting on the instructions of the Applicable Authorized Representative).

“Controlling Secured Parties” means, with respect to any Shared Collateral, (i) at any time when the Credit Agreement Collateral Agent is the Controlling Collateral Agent with respect to such Shared Collateral, the Credit Agreement Secured Parties and (ii) at any other time, the Series of First Lien Secured Parties whose Authorized Representative is the Applicable Authorized Representative for such Shared Collateral.

“Credit Agreement” means that certain Amended and Restated Credit Agreement, dated as of the date hereof, among Holdings, the Borrower, the lenders from time to time party thereto, Morgan Stanley Senior Funding, Inc., as administrative agent (in such capacity and together with its successors in such capacity, the “Administrative Agent”) and collateral agent, and the other parties thereto (as amended, restated, amended and restated, extended, supplemented, refinanced or otherwise modified from time to time).

“Credit Agreement Collateral Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Credit Agreement Collateral Documents” means the Security Documents (as defined in the Credit Agreement or any similar term in any Refinancing thereof) and each other agreement entered into in favor of the Credit Agreement Collateral Agent (or its agent, sub-agent, nominee or “collateral trustee”) for the purpose of securing any Credit Agreement Obligations.

“Credit Agreement Obligations” means all “Obligations” as defined in the Credit Agreement (or any similar term in any Refinancing thereof).

“Credit Agreement Secured Parties” means the “Secured Parties” as defined in the Credit Agreement (or any similar term in any Refinancing thereof).

“Credit Agreement Vehicle Collateral Security Agreement” means that certain Second Amended and Restated Security Agreement dated as of the date hereof, by and among the Grantors from time to time party thereto and the Credit Agreement Collateral Agent (as amended, restated, amended and restated, extended, supplemented, refinanced or otherwise modified from time to time).

“DIP Financing” has the meaning assigned to such term in Section 2.06(b).

“DIP Financing Liens” has the meaning assigned to such term in Section 2.06(b).

“DIP Lenders” has the meaning assigned to such term in Section 2.06(b).

“Directing Person” has the meaning assigned to such term in Section 5.17(a).

“Discharge” means, with respect to any Shared Collateral and any Series of First Lien Obligations, the date on which (i) such Series of First Lien Obligations is no longer secured by such Shared Collateral pursuant to the terms of the documentation governing such Series of First Lien Obligations or, with respect to any Secured Hedge Obligations or Secured Cash Management Obligations secured by the First Lien Security Documents for such Series of First Lien Obligations, either (x) such Secured Hedge Obligations or Secured Cash Management Obligations have been paid in full and are no longer secured by such Shared Collateral pursuant to the terms of the documentation governing such Series of First Lien Obligations, (y) such Secured Hedge Obligations or Secured Cash Management Obligations shall have been cash collateralized on terms satisfactory to each applicable counterparty (or other arrangements satisfactory to the applicable counterparty shall have been made) or (z) such Secured Hedge Obligations or Secured Cash Management Obligations are no longer secured by such Shared Collateral pursuant to the terms of the documentation governing such Series of First Lien Obligations, (ii) any letters of credit issued under the Additional First Lien Documents governing such Series of Additional First Lien Obligations have terminated or been cash collateralized or backstopped (in the amount and form required under the applicable Additional First Lien Documents) and (iii) all commitments of the First Lien Secured Parties of such Series under their respective Secured Credit Documents have terminated. The term “Discharged” shall have a corresponding meaning.

“Discharge of Credit Agreement Obligations” means, with respect to any Shared Collateral, the Discharge of the Credit Agreement Obligations with respect to such Shared Collateral; provided that the Discharge of Credit Agreement Obligations shall not be deemed to have occurred in connection with a Refinancing of such Credit Agreement Obligations with additional First Lien Obligations secured by such Shared Collateral in accordance with Section 2.09 which has been designated in writing by the Administrative Agent (under the Credit Agreement so Refinanced) to each Collateral Agent (other than the Credit Agreement Collateral Agent), each other Authorized Representative and the Vehicle Collateral Trustee as the “Credit Agreement” for purposes of this Agreement.

“Event of Default” means an “Event of Default” (or similarly defined term) as defined in any Secured Credit Document.

“First Lien Obligations” means, collectively, (i) the Credit Agreement Obligations and (ii) each Series of Additional First Lien Obligations.

“First Lien Secured Parties” means (i) the Credit Agreement Secured Parties, (ii) the Additional First Lien Secured Parties with respect to each Series of Additional First Lien Obligations and (iii) the Vehicle Collateral Trustee.

“First Lien Security Documents” means, collectively, (i) the Credit Agreement Collateral Documents and (ii) the Additional First Lien Security Documents.

“Grantors” means Holdings, the Borrower and each Subsidiary or direct or indirect parent company of Holdings which has granted a security interest pursuant to any First Lien Security Document to secure any Series of First Lien Obligations. The Grantors existing on the date hereof are set forth in Annex I hereto.

“Holdings” shall bear the meaning assigned to such term in the Credit Agreement.

“Impairment” has the meaning assigned to such term in Section 1.03.

“Initial Additional Authorized Representative” has the meaning assigned to such term in the definition of Initial Additional First Lien Agreement and shall include any successor trustee as provided in Sections 6.09 and 6.10 of the Initial Additional First Lien Agreement; provided, however, that if the Initial Additional First Lien Agreement is Refinanced, then all references herein to the Initial Additional Authorized Representative shall refer to the trustee (or administrative agent) under the Refinancing.

“Initial Additional First Lien Agreement” means that certain Indenture, dated as of the date hereof, among Holdings, the Borrower, the other Grantors party thereto, Wilmington Trust, National Association, as trustee (in such capacity and together with its successors in such capacity, the “Initial Additional Authorized Representative”), and the Initial Additional First Lien Collateral Agent.

“Initial Additional First Lien Collateral Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Initial Additional First Lien Documents” means the Initial Additional First Lien Agreement, the debt securities or promissory notes issued thereunder, the Initial Additional First Lien Security Agreement and any security documents and other operative agreements evidencing or governing the Indebtedness thereunder (including the Initial Additional First Lien Vehicle Collateral Security Agreement), and the Liens securing such Indebtedness, including any agreement entered into for the purpose of securing the Initial Additional First Lien Obligations.

“Initial Additional First Lien Obligations” means the “Obligations” as such term is defined in the Initial Additional First Lien Security Agreement (or similar term in any Refinancing thereof).

“Initial Additional First Lien Secured Parties” means the Initial Additional First Lien Collateral Agent, the Initial Additional Authorized Representative and the holders of the Initial Additional First Lien Obligations incurred pursuant to the Initial Additional First Lien Agreement.

“Initial Additional First Lien Security Agreement” means the security agreement, dated as of the date hereof, among the Borrower, the Initial Additional First Lien Collateral Agent and the other parties thereto.

“Initial Additional First Lien Vehicle Collateral Security Agreement” means that certain Motor Vehicle Security Agreement, dated as of the date hereof, by and among the Grantors from time to time party thereto and the Initial Additional First Lien Collateral Agent (as amended, restated, amended and restated, extended, supplemented, refinanced or otherwise modified from time to time).

“Insolvency or Liquidation Proceeding” means:

(1)            any case commenced by or against the Borrower or any other Grantor under any Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Borrower or any other Grantor, any receivership or assignment for the benefit of creditors relating to the Company or any other Grantor or any similar case or proceeding relative to the Borrower or any other Grantor or its creditors, as such, in each case whether or not voluntary;

(2)            any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Borrower or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(3)            any other proceeding of any type or nature in which substantially all claims of creditors of the Borrower or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Intervening Creditor” has the meaning assigned to such term in Section 2.01(a).

“Joinder Agreement” means a joinder to this Agreement substantially in the form of Annex II hereto required to be delivered by (x) an Authorized Representative and the related Collateral Agent for any Refinancing of any First Lien Obligations pursuant to Section 2.09 or (y) an Additional Senior Class Debt Representative and the related Additional Senior Class Debt Collateral Agent pursuant to Section 5.12 hereof in order to establish an additional Series of Additional Senior Class Debt and add Additional Senior Class Debt Parties hereunder.

“Lien” means with respect to any asset, any mortgage, lien, pledge, hypothecation, charge, security interest, preference, priority, or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction; provided that in no event shall an operating lease or a license of Intellectual Property be deemed to constitute a Lien.

“Major Non-Controlling Authorized Representative” means, with respect to any Shared Collateral, the Authorized Representative of the Series of Additional First Lien Obligations that constitutes the largest outstanding aggregate principal amount of any then outstanding Series of Additional First Lien Obligations with respect to such Shared Collateral; provided, however, that if there are two outstanding Series of Additional First Lien Obligations which have an equal outstanding aggregate principal amount, the Series of Additional First Lien Obligations with the earlier maturity date shall be considered to have the larger outstanding aggregate principal amount for purposes of this definition.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Non-Controlling Authorized Representative” means, at any time with respect to any Shared Collateral, any Authorized Representative that is not the Applicable Authorized Representative at such time with respect to such Shared Collateral.

“Non-Controlling Authorized Representative Enforcement Date” means, with respect to any Non-Controlling Authorized Representative, the date which is 180 consecutive days (throughout which consecutive 180 day period such Non-Controlling Authorized Representative was the Major Non-Controlling Authorized Representative) after the occurrence of both (i) an Event of Default (under and as defined in the Additional First Lien Document under which such Non-Controlling Authorized Representative is the Authorized Representative) and (ii) each Collateral Agent’s and each other Authorized Representative’s receipt of written notice from such Non-Controlling Authorized Representative certifying that (x) such Non-Controlling Authorized Representative is the Major Non-Controlling Authorized Representative and that an Event of Default (under and as defined in the Additional First Lien Document under which such Non-Controlling Authorized Representative is the Authorized Representative) has occurred and is continuing and (y) the Additional First Lien Obligations of the Series with respect to which such Non-Controlling Authorized Representative is the Authorized Representative are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the applicable Additional First Lien Document; provided that the Non-Controlling Authorized Representative Enforcement Date shall be stayed and shall not occur and shall be deemed not to have occurred with respect to any Shared Collateral (1) at any time the Administrative Agent, the Applicable Authorized Representative, the Controlling Collateral Agent or the Vehicle Collateral Trustee (acting at the direction of the Controlling Collateral Agent) has commenced and is diligently pursuing any enforcement action (including delivery by the Controlling Collateral Agent of a notice to the ABL Agent (as such term is defined in the ABL Intercreditor Agreement) that commences a Standstill Period (as such term is defined in the ABL Intercreditor Agreement) thereunder) with respect to any or all of such Shared Collateral, (2) at any time the Controlling Collateral Agent is stayed under the ABL Intercreditor Agreement from pursuing enforcement actions with respect to such shared collateral or (3) at any time the Grantor which has granted a security interest in such Shared Collateral is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding. If the Non-Controlling Authorized Representative or any other Non-Controlling Secured Party exercises any rights or remedies with respect to the Shared Collateral in accordance with the immediately preceding sentence of this paragraph and thereafter the Controlling Collateral Agent (for this purpose, determined as if a Non-Controlling Authorized Representative Enforcement Date had not occurred), any other Controlling Secured Party (for this purpose, determined as if a Non-Controlling Authorized Representative Enforcement Date had not occurred) or the Vehicle Collateral Trustee (acting at the direction of the Controlling Collateral Agent (for this purpose, determined as if a Non-Controlling Authorized Representative Enforcement Date had not occurred)) commences (or attempts to commence) the exercise of any of its rights or remedies with respect to the Shared Collateral (including seeking relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding), the Non-Controlling Authorized Representative Enforcement Date shall be deemed not to have occurred and the Non-Controlling Authorized Representative or any other Non-Controlling Secured Party shall stop exercising any such rights or remedies with respect to the Shared Collateral.

“Non-Controlling Secured Parties” means, with respect to any Shared Collateral, the First Lien Secured Parties which are not Controlling Secured Parties with respect to such Shared Collateral.

“Other Intercreditor Agreements” means the ABL Intercreditor Agreement and, if in effect, the Second Lien Intercreditor Agreement.

“Person” means any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust, or other enterprise or any Governmental Authority.

“Possessory Collateral” means any Shared Collateral in the possession or control of a Collateral Agent (or its agents or bailees), to the extent that possession thereof perfects a Lien thereon under the Uniform Commercial Code of any jurisdiction. Possessory Collateral includes, without limitation, any Certificated Securities, Promissory Notes, Instruments, Chattel Paper, deposit accounts and securities accounts, in each case, delivered to or in the possession or control of a Collateral Agent under the terms of the First Lien Security Documents.

“Post-Petition Interest” means any interest or entitlement to fees or expenses or other charges that accrue after the commencement of any Insolvency or Liquidation Proceeding, whether or not allowed or allowable as a claim in any such Insolvency or Liquidation Proceeding.

“Proceeds” has the meaning assigned to such term in Section 2.01(a).

“Refinance” means, in respect of any indebtedness, to refinance, extend, renew, defease, amend, increase, modify, supplement, restructure, refund, replace or repay such indebtedness, or to issue other indebtedness or enter alternative financing arrangements, in exchange or replacement for such indebtedness (in whole or in part), including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and including in each case, but not limited to, after the original instrument giving rise to such indebtedness has been terminated and including, in each case, through any credit agreement, indenture or other agreement. “Refinanced” and “Refinancing” have correlative meanings.

“Second Lien Intercreditor Agreement” means the “Second Lien Intercreditor Agreement” as defined in the Credit Agreement (as such Credit Agreement is in effect on the date hereof or any similar term in any Refinancing thereof).

“Secured Cash Management Obligations” shall mean obligations of a Grantor under Cash Management Agreements with a First Lien Secured Party that are intended under the applicable First Lien Security Document to be secured by Shared Collateral.

“Secured Credit Document” means (i) the Credit Agreement and each other Credit Document (as defined in the Credit Agreement or any similar term in any Refinancing thereof), (ii) each Initial Additional First Lien Document, and (iii) each other Additional First Lien Document.

“Secured Hedge Obligations” shall mean obligations of a Grantor under Hedge Agreements with a First Lien Secured Party that are intended under the applicable First Lien Security Document to be secured by Shared Collateral.

“Series” means (a) with respect to the First Lien Secured Parties, each of (i) the Credit Agreement Secured Parties (in their capacities as such), (ii) the Initial Additional First Lien Secured Parties (in their capacities as such), and (iii) the Additional First Lien Secured Parties that become subject to this Agreement after the date hereof that are represented by a common Authorized Representative (in its capacity as such for such Additional First Lien Secured Parties) and (b) with respect to any First Lien Obligations, each of (i) the Credit Agreement Obligations, (ii) the Initial Additional First Lien Obligations, and (iii) the Additional First Lien Obligations incurred pursuant to any Additional First Lien Document, which pursuant to any Joinder Agreement, are to be represented hereunder by a common Authorized Representative (in its capacity as such for such Additional First Lien Obligations).

“Shared Collateral” means, at any time, Collateral in which the holders (or their Collateral Agent) of two or more Series of First Lien Obligations hold a valid and perfected security interest at such time. If more than two Series of First Lien Obligations are outstanding at any time and the holders of less than all Series of First Lien Obligations hold a valid and perfected security interest in any Collateral at such time, then such Collateral shall constitute Shared Collateral for those Series of First Lien Obligations that hold a valid and perfected security interest in such Collateral at such time and shall not constitute Shared Collateral for any Series which does not have a valid and perfected security interest in such Collateral at such time.

“Vehicle Collateral” means any assets and properties of the Grantors that are subject, or intended to be subject, to Liens to secure any First Lien Obligations pursuant to any Vehicle Collateral Security Agreement.

“Vehicle Collateral Security Agreements” means each of (i) the Credit Agreement Vehicle Collateral Security Agreement, (ii) the Initial Additional First Lien Vehicle Collateral Security Agreement, (iii) if applicable, each other Additional First Lien Vehicle Collateral Security Agreement and (iv) the Vehicle Collateral Trust Agreement.

“Vehicle Collateral Trust Agreement” means that certain Second Amended and Restated Vehicle Collateral Trust Agreement, dated as of the date hereof, among the Vehicle Collateral Trustee and the Grantors party thereto substantially in the form attached hereto as Annex IV.

“Vehicle Collateral Trustee” has the meaning assigned to such term in the preamble hereto and includes such Person’s successors in such capacity and any agent, sub-agent or nominee thereof.

Section 1.02 Interpretive Provision. The interpretive provisions contained in Section 1 of the Credit Agreement are incorporated herein, mutatis mutandis, as if a part hereof.

Section 1.03 Impairments. It is the intention of the First Lien Secured Parties of each Series that the holders of First Lien Obligations of such Series (and not the First Lien Secured Parties of any other Series) bear the risk of (i) any determination by a court of competent jurisdiction that (x) any of the First Lien Obligations of such Series are unenforceable under applicable law or are subordinated to any other obligations (other than another Series of First Lien Obligations), (y) any of the First Lien Obligations of such Series do not have an enforceable security interest in any of the Collateral securing any other Series of First Lien Obligations and/or (z) any intervening security interest exists securing any other obligations (other than another Series of First Lien Obligations) on a basis ranking prior to the security interest of such Series of First Lien Obligations but junior to the security interest of any other Series of First Lien Obligations or (ii) the existence of any Collateral for any other Series of First Lien Obligations that is not Shared Collateral for such Series (any such condition referred to in the foregoing clauses (i) or (ii) with respect to any Series of First Lien Obligations, an “Impairment” of such Series); provided that the existence of a maximum claim with respect to any Mortgaged Property (as defined in the Credit Agreement or any similar term in any Refinancing thereof) that applies to all First Lien Obligations shall not be deemed to be an Impairment of any Series of First Lien Obligations. In the event of any Impairment with respect to any Series of First Lien Obligations, the results of such Impairment shall be borne solely by the holders of such Series of First Lien Obligations, and the rights of the holders of such Series of First Lien Obligations (including, without limitation, the right to receive distributions in respect of such Series of First Lien Obligations pursuant to Section 2.01) set forth herein shall be modified to the extent necessary so that the effects of such Impairment are borne solely by the holders of the Series of such First Lien Obligations subject to such Impairment. Additionally, in the event the First Lien Obligations of any Series are modified pursuant to applicable law (including, without limitation, pursuant to Section 1129 of the Bankruptcy Code), any reference to such First Lien Obligations or the First Lien Security Documents governing such First Lien Obligations shall refer to such obligations or such documents as so modified.

ARTICLE II

Priorities and Agreements with Respect to Shared Collateral

Section 2.01           Priority of Claims.

(a)            Anything contained herein or in any of the Secured Credit Documents to the contrary notwithstanding (but subject to Section 1.03), if an Event of Default has occurred and is continuing, and the Controlling Collateral Agent or the Vehicle Collateral Trustee (acting at the direction of the Controlling Collateral Agent) is taking action to enforce rights in respect of any Shared Collateral, or any distribution is made in respect of any Shared Collateral in any Bankruptcy Case of the Borrower or any other Grantor or any First Lien Secured Party receives any payment pursuant to any intercreditor agreement (other than this Agreement but including the Other Intercreditor Agreements) with respect to any Shared Collateral, the proceeds of any sale, collection or other liquidation of any such Shared Collateral by the Controlling Collateral Agent or the Vehicle Collateral Trustee or received by the Controlling Collateral Agent or any First Lien Secured Party pursuant to any such intercreditor agreement with respect to such Shared Collateral and proceeds of any such distribution (subject, in the case of any such distribution, to the sentence immediately following) to which the First Lien Obligations are entitled under any intercreditor agreement (other than this Agreement but including the Other Intercreditor Agreements) (all proceeds of any sale, collection or other liquidation of any Shared Collateral and any payment or distribution made in respect of Shared Collateral pursuant to any intercreditor agreement (including the Other Intercreditor Agreements) or in an Insolvency or Liquidation Proceeding being collectively referred to as “Proceeds”), shall be applied, subject to the terms of the ABL Intercreditor Agreement with respect to ABL Collateral, (i) FIRST, to the payment of all amounts owing to each Collateral Agent (in its capacity as such), the Vehicle Collateral Trustee (in its capacity as such) and each Authorized Representative (in its capacity as such) pursuant to the terms of any Secured Credit Document, (ii) SECOND, subject to Section 1.03, to the payment in full of the First Lien Obligations of each Series on a ratable basis, with such Proceeds to be applied to the First Lien Obligations of a given Series in accordance with the terms of the applicable Secured Credit Documents and (iii) THIRD, after payment of all First Lien Obligations, to the Borrower and the other Grantors or their successors or assigns, as their interests may appear, or to whomsoever may be lawfully entitled to receive the same pursuant to the Second Lien Intercreditor Agreement, if in effect, or otherwise, as a court of competent jurisdiction may direct. If, despite the provisions of this Section 2.01(a), any First Lien Secured Party shall receive any payment or other recovery in excess of its portion of payments on account of the First Lien Obligations to which it is then entitled in accordance with this Section 2.01(a), such First Lien Secured Party shall hold such payment or recovery in trust for the benefit of all First Lien Secured Parties for distribution in accordance with this Section 2.01(a). Notwithstanding the foregoing, with respect to any Shared Collateral for which a third party (other than a First Lien Secured Party) has a lien or security interest that is junior in priority to the security interest of any Series of First Lien Obligations, after giving effect to the Second Lien Intercreditor Agreement, if applicable, but senior (as determined by appropriate legal proceedings in the case of any dispute) to the security interest of any other Series of First Lien Obligations (such third party, an “Intervening Creditor”), the value of any Shared Collateral or Proceeds allocated to such Intervening Creditor shall be deducted on a ratable basis solely from the Shared Collateral or Proceeds to be distributed in respect of the Series of First Lien Obligations with respect to which such Impairment exists.

(b)            It is acknowledged that the First Lien Obligations of any Series may, subject to the limitations set forth in the then extant Secured Credit Documents, be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, Refinanced or otherwise amended or modified from time to time, all without affecting the priorities set forth in Section 2.01(a) or the provisions of this Agreement defining the relative rights of the First Lien Secured Parties of any Series.

(c)            Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing any Series of First Lien Obligations granted on the Shared Collateral and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, or any other applicable law or the Secured Credit Documents or any defect or deficiencies in the Liens securing the First Lien Obligations of any Series or any other circumstance whatsoever (but, in each case, subject to Section 1.03), each First Lien Secured Party hereby agrees that the Liens securing each Series of First Lien Obligations on any Shared Collateral shall be of equal priority.

Section 2.02           [Reserved].

Section 2.03           Actions with Respect to Shared Collateral; Prohibition on Contesting Liens.

(a)            Subject to the terms of the ABL Intercreditor Agreement with respect to ABL Collateral, only the Controlling Collateral Agent shall act or refrain from acting with respect to any Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral). At any time when the Credit Agreement Collateral Agent is the Controlling Collateral Agent, no Additional First Lien Secured Party (other than the Vehicle Collateral Trustee (acting at the direction of the Controlling Collateral Agent)) shall or shall instruct any Collateral Agent to, and neither the Initial Additional First Lien Collateral Agent nor any other Collateral Agent that is not the Controlling Collateral Agent (or the Vehicle Collateral Trustee (acting at the direction of the Controlling Collateral Agent)) shall, commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its security interest in or realize upon, or take any other action available to it in respect of, any Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral), whether under any Additional First Lien Security Document, applicable law or otherwise, it being agreed that, subject to the terms of the ABL Intercreditor Agreement with respect to ABL Collateral, only the Credit Agreement Collateral Agent (or a person authorized by it), acting in accordance with the Credit Agreement Collateral Documents, shall be entitled to take any such actions or exercise any such remedies with respect to Shared Collateral at such time.

(b)            With respect to any Shared Collateral at any time when the Credit Agreement Collateral Agent is not the Controlling Collateral Agent with respect thereto, (i) the Controlling Collateral Agent shall act only on the instructions of the Applicable Authorized Representative, (ii) neither the Controlling Collateral Agent nor the Vehicle Collateral Trustee shall follow any instructions with respect to such Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral) from any Non-Controlling Authorized Representative (or any other First Lien Secured Party other than the Applicable Authorized Representative) and (iii) no Non-Controlling Authorized Representative or other First Lien Secured Party (other than the Applicable Authorized Representative) shall or shall instruct the Controlling Collateral Agent or the Vehicle Collateral Trustee to, commence any judicial or non-judicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its security interest in or realize upon, or take any other action available to it in respect of, any Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral), whether under any First Lien Security Document, applicable law or otherwise, it being agreed that only (x) the Controlling Collateral Agent (or a person authorized by it), acting on the instructions of the Applicable Authorized Representative and in accordance with the applicable First Lien Security Documents, and (y) the Vehicle Collateral Trustee (acting at the direction of the Controlling Collateral Agent given in accordance with the immediately preceding subclause (x)) shall, in each case, be entitled to take any such actions or exercise any such remedies with respect to such Shared Collateral.

(c)            Notwithstanding the equal priority of the Liens securing each Series of First Lien Obligations with respect to any Shared Collateral, (x) the Controlling Collateral Agent with respect thereto (acting on the instructions of the Applicable Authorized Representative if it is not the Credit Agreement Collateral Agent) and (y) the Vehicle Collateral Trustee (acting at the direction of the Controlling Collateral Agent given in accordance with the immediately preceding subclause (x)) may, in each case, deal with such Shared Collateral as if such Controlling Collateral Agent and/or the Vehicle Collateral Trustee had a senior Lien on such Collateral. No Non-Controlling Authorized Representative or Non-Controlling Secured Party in respect of any Shared Collateral will contest, protest or object to any foreclosure proceeding or action brought by the Controlling Collateral Agent, the Vehicle Collateral Trustee (acting at the direction of the Controlling Collateral Agent), the Applicable Authorized Representative or any other Controlling Secured Party or any other exercise by the Controlling Collateral Agent, the Vehicle Collateral Trustee (acting at the direction of the Controlling Collateral Agent), the Applicable Authorized Representative or a Controlling Secured Party of any rights and remedies relating to such Shared Collateral, or to cause the Controlling Collateral Agent or the Vehicle Collateral Trustee to do so. The foregoing shall not be construed to limit the rights and priorities of any First Lien Secured Party, Collateral Agent or any Authorized Representative with respect to any Collateral not constituting Shared Collateral.

(d)           Each of the First Lien Secured Parties agrees that it will not (and hereby waives any right to) question or contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, allowability, validity, attachment or enforceability of a Lien held by or on behalf of any of the First Lien Secured Parties in all or any part of the Collateral, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Collateral Agent or any Authorized Representative to enforce this Agreement; provided, further that no such action is, or could reasonably be expected to be, inconsistent with the terms of the ABL Intercreditor Agreement.

Section 2.04           No Interference; Payment Over.

(a)            Each First Lien Secured Party agrees that (i) it will not challenge or question in any proceeding the validity or enforceability of any First Lien Obligations of any Series or any First Lien Security Document or the validity, attachment, perfection or priority of any Lien under any First Lien Security Document or the validity or enforceability of the priorities, rights or duties established by or other provisions of this Agreement, (ii) it will not take or cause to be taken any action the purpose or intent of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of any Shared Collateral by the Controlling Collateral Agent or the Vehicle Collateral Trustee (acting at the direction of the Controlling Collateral Agent), (iii) except as provided in Section 2.03, it shall have no right to (A) direct the Controlling Collateral Agent (or the Vehicle Collateral Trustee (acting at the direction of the Controlling Collateral Agent)) or any other First Lien Secured Party to exercise, and shall not exercise, any right, remedy or power with respect to any Shared Collateral (including pursuant to any intercreditor agreement) or (B) consent to the exercise by the Controlling Collateral Agent (or the Vehicle Collateral Trustee (acting at the direction of the Controlling Collateral Agent)) or any other First Lien Secured Party of any right, remedy or power with respect to any Shared Collateral, (iv) it will not institute any suit or assert in any suit, bankruptcy, insolvency or other proceeding any claim against the Controlling Collateral Agent (or the Vehicle Collateral Trustee (acting at the direction of the Controlling Collateral Agent)) or any other First Lien Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to any Shared Collateral, and none of the Controlling Collateral Agent, the Vehicle Collateral Trustee, any Applicable Authorized Representative or any other First Lien Secured Party shall be liable for any action taken or omitted to be taken by the Controlling Collateral Agent, the Vehicle Collateral Trustee, such Applicable Authorized Representative or other First Lien Secured Party with respect to any Shared Collateral in accordance with the provisions of this Agreement, (v) if not the Controlling Collateral Agent (or the Vehicle Collateral Trustee (acting at the direction of the Controlling Collateral Agent)), it will not seek, and hereby waives any right, to have any Shared Collateral or any part thereof marshaled upon any foreclosure or other disposition of such Shared Collateral and (vi) it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any of the Controlling Collateral Agent, the Vehicle Collateral Trustee or any other First Lien Secured Party to enforce this Agreement.

(b)            Each First Lien Secured Party hereby agrees that if it shall obtain possession of any Shared Collateral or shall realize any Proceeds or payment in respect of any such Shared Collateral, pursuant to any First Lien Security Document or by the exercise of any rights available to it under applicable law or in any Insolvency or Liquidation Proceeding or through any other exercise of remedies (including pursuant to any intercreditor agreement), at any time prior to the Discharge of each Series of First Lien Obligations, then it shall hold such Shared Collateral, Proceeds or payment in trust for the other First Lien Secured Parties having a security interest in such Shared Collateral and promptly transfer such Shared Collateral, Proceeds or payment, as the case may be, to the Controlling Collateral Agent, to be distributed in accordance with the provisions of Section 2.01 hereof.

Section 2.05           Automatic Release of Liens; Amendments to First Lien Security Documents.

(a)            If, at any time the Controlling Collateral Agent or the Vehicle Collateral Trustee (acting at the direction of the Controlling Collateral Agent) forecloses upon or otherwise exercises remedies against any Shared Collateral resulting in a sale or disposition thereof, then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens in favor of each other Collateral Agent for the benefit of each Series of First Lien Secured Parties upon such Shared Collateral will automatically be released and discharged as and when, but only to the extent, such Liens of the Controlling Collateral Agent and/or the Vehicle Collateral Trustee on such Shared Collateral are released and discharged; provided that any Proceeds of any Shared Collateral realized therefrom shall be allocated and applied pursuant to Section 2.01.

(b)            Each Collateral Agent and Authorized Representative, upon receipt of the documents required by the applicable Secured Credit Documents, if any, agrees to execute and deliver (at the sole cost and expense of the Grantors) all such authorizations and other instruments as shall reasonably be requested by the Controlling Collateral Agent (or the Vehicle Collateral Trustee (acting at the direction of the Controlling Collateral Agent)) to evidence and confirm any release of Shared Collateral provided for in this Section.

Section 2.06           Certain Agreements with Respect to Bankruptcy or Insolvency Proceedings.

(a)            This Agreement shall continue in full force and effect notwithstanding the commencement of any proceeding under the Bankruptcy Code or any other Bankruptcy Law by or against Holdings, the Borrower or any of their respective Subsidiaries. The parties hereto acknowledge that the provisions of this Agreement are intended to be and shall be enforceable as contemplated by Section 510(a) of the Bankruptcy Code.

(b)            If the Borrower and/or any other Grantor shall become subject to a case (a “Bankruptcy Case”) under the Bankruptcy Law and shall, as debtor(s)-in-possession, move for approval of financing (the “DIP Financing”) to be provided by one or more lenders (the “DIP Lenders”) under Section 364 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law or the use of cash collateral under Section 363 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law, each First Lien Secured Party (other than any Controlling Secured Party or the Authorized Representative of any Controlling Secured Party) agrees that it will raise no objection to any such financing or to the Liens on the Shared Collateral securing the same (“DIP Financing Liens”) or to any use of cash collateral that constitutes Shared Collateral, unless the Controlling Collateral Agent (in the case of any Collateral Agent other than the Credit Agreement Collateral Agent, acting on the instructions of the applicable Authorized Representative) shall then oppose or object to such DIP Financing or such DIP Financing Liens or use of cash collateral (and (i) to the extent that such DIP Financing Liens are senior to the Liens on any such Shared Collateral for the benefit of the Controlling Secured Parties, each Non-Controlling Secured Party will subordinate its Liens with respect to such Shared Collateral on the same terms as the Liens of the Controlling Secured Parties (other than any Liens of any First Lien Secured Parties constituting DIP Financing Liens) are subordinated thereto, and (ii) to the extent that such DIP Financing Liens rank pari passu with the Liens on any such Shared Collateral granted to secure the First Lien Obligations of the Controlling Secured Parties, each Non-Controlling Secured Party will confirm the priorities with respect to such Shared Collateral as set forth herein), in each case so long as (A) the First Lien Secured Parties of each Series retain the benefit of their Liens on all such Shared Collateral pledged to the DIP Lenders, including proceeds thereof arising after the commencement of such proceeding, with the same priority vis-à-vis all the other First Lien Secured Parties (other than any Liens of the First Lien Secured Parties constituting DIP Financing Liens) as existed prior to the commencement of the Bankruptcy Case, (B) the First Lien Secured Parties of each Series are granted Liens on any additional collateral pledged to any First Lien Secured Parties as adequate protection or otherwise in connection with such DIP Financing or use of cash collateral (in each case, except to the extent a Lien on additional collateral is granted to one Series in consideration of Collateral of such Series that is not Shared Collateral for a Series that does not receive a Lien on such additional collateral), with the same priority vis-à-vis the First Lien Secured Parties as set forth in this Agreement, (C) if any amount of such DIP Financing or cash collateral is applied to repay any of the First Lien Obligations, such amount is applied pursuant to Section 2.01 (in each case, except to the extent a payment is made to one Series in consideration of Collateral of such Series that is not Shared Collateral for a Series that does not receive such payment), and (D) if any First Lien Secured Parties are granted adequate protection, including in the form of periodic payments, in connection with such DIP Financing or use of cash collateral, the proceeds of such adequate protection are applied pursuant to Section 2.01 (in each case, except to the extent such adequate protection is granted to one Series in consideration of Collateral of such Series that is not Shared Collateral for a Series that does not receive such adequate protection); provided that the First Lien Secured Parties of each Series shall have a right to object to the grant of a Lien to secure the DIP Financing over any Collateral subject to Liens in favor of the First Lien Secured Parties of such Series or its Authorized Representative that shall not constitute Shared Collateral; and provided, further, that the First Lien Secured Parties receiving adequate protection shall not object to any other First Lien Secured Party receiving adequate protection comparable to any adequate protection granted to such First Lien Secured Parties (other than as a provider of DIP Financing) in connection with a DIP Financing or use of cash collateral.

Section 2.07           Reinstatement. In the event that any of the First Lien Obligations shall be paid in full and such payment or any part thereof shall subsequently, for whatever reason (including an order or judgment for disgorgement of a preference under the Bankruptcy Code, or any similar law, or the settlement of any claim in respect thereof), be required to be returned or repaid, the terms and conditions of this Article II shall be fully applicable thereto until all such First Lien Obligations shall again have been paid in full in cash.

Section 2.08          Insurance. As between the First Lien Secured Parties, the Controlling Collateral Agent (acting at the direction of the Applicable Authorized Representative) (or the Vehicle Collateral Trustee (acting at the direction of the Controlling Collateral Agent) in respect of the Vehicle Collateral) shall have the right to adjust or settle any insurance policy or claim covering or constituting Shared Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Shared Collateral.

Section 2.09           Refinancings. The First Lien Obligations of any Series may be Refinanced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is otherwise required to permit the Refinancing transaction under any Secured Credit Document) of any First Lien Secured Party of any other Series, all without affecting the priorities provided for herein or the other provisions hereof; provided that the Authorized Representative and Collateral Agent of the holders of any such Refinancing indebtedness shall have executed a Joinder Agreement on behalf of the holders of such Refinancing indebtedness.

Section 2.10           Possessory Collateral Agent as Gratuitous Bailee for Perfection.

(a)            Possessory Collateral shall be delivered to the Controlling Collateral Agent and the Controlling Collateral Agent agrees to hold all Possessory Collateral that is in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee and agent, as applicable (such bailment or agency being intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2), 9-104(a), 9-105A, 9-107A, 9-313(c) and 12-105 of the Uniform Commercial Code, to the extent applicable) for the benefit of each other First Lien Secured Party for which such Possessory Collateral is Shared Collateral and any assignee solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable First Lien Security Documents, in each case, subject to the terms and conditions of this Section 2.10 and the ABL Intercreditor Agreement with respect to ABL Collateral; provided that at any time a Collateral Agent ceases to be Controlling Collateral Agent with respect to any Possessory Collateral, such former Controlling Collateral Agent shall, at the request of the new Controlling Collateral Agent, promptly deliver or transfer control of all such Possessory Collateral that is in the possession or control of such former Controlling Collateral Agent to such new Controlling Collateral Agent together with any necessary endorsements (or otherwise allow such new Controlling Collateral Agent to obtain control of such Possessory Collateral). The Borrower shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify each Collateral Agent for loss or damage suffered by such Collateral Agent as a result of such transfer except for loss or damage suffered by such Collateral Agent as a result of its own gross negligence or willful misconduct as determined by a final nonappealable judgment of a court of competent jurisdiction. In this Section 2.10, “control” has the meaning given that term in Sections 8-106, 9-104, 9-105A, 9-107A, 9-314 and 12-105 of the Uniform Commercial Code.

(b)            The Controlling Collateral Agent agrees to hold any Shared Collateral constituting Possessory Collateral, from time to time in its possession or control, as gratuitous bailee and agent, as applicable (such bailment or agency being intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2), 9-104(a), 9-105A, 9-107A, 9-313(c) and 12-105 of the Uniform Commercial Code, to the extent applicable) for the benefit of each other First Lien Secured Party and any assignee, solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable First Lien Security Documents, in each case, subject to the terms and conditions of this Section 2.10.

(c)            The duties or responsibilities of each Collateral Agent under this Section  2.10 shall be limited solely to holding any Shared Collateral constituting Possessory Collateral as gratuitous bailee and agent, as applicable (such bailment or agency being intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2), 9-104(a), 9-105A, 9-107A, 9-313(c) and 12-105 of the Uniform Commercial Code, to the extent applicable) for the benefit of each other First Lien Secured Party for purposes of perfecting the Lien held by such First Lien Secured Parties thereon.

Section 2.11           Amendments to Security Documents.

(a)            Without the prior written consent of the Credit Agreement Collateral Agent, each Additional First Lien Secured Party agrees that no Additional First Lien Security Document may be amended, restated, supplemented or otherwise modified or entered into to the extent such amendment, restatement, supplement or modification, or the terms of any new Additional First Lien Security Document would contravene any of the terms of this Agreement.

(b)            Without the prior written consent of the Additional First Lien Collateral Agent, the Credit Agreement Collateral Agent agrees that no Credit Agreement Collateral Document may be amended, restated, supplemented or otherwise modified or entered into to the extent such amendment, restatement, supplement or modification, or the terms of any new Credit Agreement Collateral Document would contravene any of the terms of this Agreement.

(c)            In making determinations required by this Section 2.11, each Collateral Agent may conclusively rely on a certificate of an Authorized Officer of the Borrower.

ARTICLE III

Existence and Amounts of Liens and Obligations

Section 3.01           Determinations with Respect to Amounts of Liens and Obligations. Whenever a Collateral Agent or any Authorized Representative shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any First Lien Obligations of any Series, or the Shared Collateral subject to any Lien securing the First Lien Obligations of any Series, it may request that such information be furnished to it in writing by each other Authorized Representative or Collateral Agent and shall be entitled to make such determination or not make any determination on the basis of the information so furnished; provided, however, that if an Authorized Representative or a Collateral Agent shall fail or refuse reasonably promptly to provide the requested information, the requesting Collateral Agent or Authorized Representative shall be entitled to make any such determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of the Borrower. Each Collateral Agent and each Authorized Representative may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any Grantor, any First Lien Secured Party or any other Person as a result of such determination.

ARTICLE IV

The Controlling Collateral Agent

Section 4.01           Authority.

(a)            Notwithstanding any other provision of this Agreement, nothing herein shall be construed to impose any fiduciary or other duty on any Controlling Collateral Agent or the Vehicle Collateral Trustee to any Non-Controlling Secured Party or give any Non-Controlling Secured Party the right to direct any Controlling Collateral Agent or the Vehicle Collateral Trustee, except that each Controlling Collateral Agent and the Vehicle Collateral Trustee shall be obligated to distribute Proceeds of any Shared Collateral in accordance with Section 2.01 hereof.

(b)            In furtherance of the foregoing, each Non-Controlling Secured Party acknowledges and agrees that the Controlling Collateral Agent (or the Vehicle Collateral Trustee (acting at the direction of the Controlling Collateral Agent)) shall be entitled, for the benefit of the First Lien Secured Parties, to sell, transfer or otherwise dispose of or deal with any Shared Collateral as provided herein and in the First Lien Security Documents, as applicable, pursuant to which the Controlling Collateral Agent or the Vehicle Collateral Trustee is the collateral agent for such Shared Collateral, without regard to any rights to which the Non-Controlling Secured Parties would otherwise be entitled as a result of the First Lien Obligations held by such Non-Controlling Secured Parties. Without limiting the foregoing, each Non-Controlling Secured Party agrees that none of the Controlling Collateral Agent, the Vehicle Collateral Trustee, the Applicable Authorized Representative or any other First Lien Secured Party shall have any duty or obligation first to marshal or realize upon any type of Shared Collateral (or any other Collateral securing any of the First Lien Obligations), or to sell, dispose of or otherwise liquidate all or any portion of such Shared Collateral (or any other Collateral securing any First Lien Obligations), in any manner that would maximize the return to the Non-Controlling Secured Parties, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of Proceeds actually received by the Non-Controlling Secured Parties from such realization, sale, disposition or liquidation. Each of the First Lien Secured Parties waives any claim it may now or hereafter have against any Collateral Agent or the Authorized Representative of any other Series of First Lien Obligations or any other First Lien Secured Party of any other Series arising out of (i) any actions in accordance with this Agreement which any Collateral Agent, Authorized Representative or the First Lien Secured Parties take or omit to take (including, actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the First Lien Obligations from any account debtor, guarantor or any other party) in accordance with the First Lien Security Documents or any other agreement related thereto or to the collection of the First Lien Obligations or the valuation, use, protection or release of any security for the First Lien Obligations, (ii) any election in accordance with this Agreement by any Applicable Authorized Representative or any holders of First Lien Obligations, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code or (iii) subject to Section 2.06, any borrowing by, or grant of a security interest or administrative expense priority under Section 364 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law, by the Borrower or any of their Subsidiaries, as debtor-in-possession. Notwithstanding any other provision of this Agreement, neither the Controlling Collateral Agent nor the Vehicle Collateral Trustee shall accept any Shared Collateral in full or partial satisfaction of any First Lien Obligations pursuant to Section 9-620 of the Uniform Commercial Code of any jurisdiction, without the consent of each Authorized Representative representing holders of First Lien Obligations for whom such Collateral constitutes Shared Collateral.

Section 4.02           Appointment. Each of the First Lien Secured Parties hereby irrevocably appoints and authorizes the Controlling Collateral Agent and the Vehicle Collateral Trustee (acting at the direction of the Controlling Collateral Agent) to take such actions on its behalf and to exercise such powers as are delegated to the Controlling Collateral Agent and the Vehicle Collateral Trustee (acting at the direction of the Controlling Collateral Agent) by the terms hereof, together with such powers and discretion as are reasonably incidental thereto. Each of the First Lien Secured Parties also authorizes the Controlling Collateral Agent and the Vehicle Collateral Trustee (acting at the direction of the Controlling Collateral Agent), at the request of the Borrower, to (x) if applicable, execute and deliver the Second Lien Intercreditor Agreement in the capacity as “Designated Senior Representative,” or the equivalent agent, however referred to for the First Lien Secured Parties under such agreement and authorizes the Controlling Collateral Agent and the Vehicle Collateral Trustee (acting at the direction of the Controlling Collateral Agent), in accordance with the provisions of this Agreement, to take such actions on its behalf and to exercise such powers as are delegated to, or otherwise given to, the Designated Senior Representative by the terms of the Second Lien Intercreditor Agreement, together with such powers and discretion as are reasonably incidental thereto and (y) execute and deliver the ABL Intercreditor Agreement in the capacity as “Controlling CF Debt Agent,” or the equivalent agent, however referred to for the First Lien Secured Parties under such agreement (the “Controlling CF Debt Agent”) and authorizes the Controlling Collateral Agent and the Vehicle Collateral Trustee (acting at the direction of the Controlling Collateral Agent), in accordance with the provisions of this Agreement, to take such actions on its behalf and to exercise such powers as are delegated to, or otherwise given to, the Controlling CF Debt Agent by the terms of the ABL Intercreditor Agreement, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Controlling Collateral Agent, the Vehicle Collateral Trustee (acting at the direction of the Controlling Collateral Agent) and any co-agents, sub-agents and attorneys-in-fact appointed by the Controlling Collateral Agent or the Vehicle Collateral Trustee, as the case may be, pursuant to the applicable Secured Credit Documents for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under any of the First Lien Security Documents, or for exercising any rights and remedies thereunder or under any of the Other Intercreditor Agreements at the direction of the Controlling Collateral Agent or the Vehicle Collateral Trustee, as the case may be, shall be entitled to the benefits of all provisions of this Section 4.02 and Section 12 of the Credit Agreement and the equivalent provision of any Additional First Lien Document (as though such co-agents, sub-agents and attorneys-in-fact were the “Collateral Agent” named therein) as if set forth in full herein with respect thereto. Without limiting the foregoing, each of the First Lien Secured Parties, and each Collateral Agent, hereby agrees to provide such cooperation and assistance as may be reasonably requested by the Controlling Collateral Agent or the Vehicle Collateral Trustee, as the case may be, to facilitate and effect actions taken or intended to be taken by the Controlling Collateral Agent or the Vehicle Collateral Trustee, as the case may be, pursuant to this Section 4.02, such cooperation to include execution and delivery of notices, instruments and other documents as are reasonably deemed necessary by the Controlling Collateral Agent or the Vehicle Collateral Trustee (acting at the direction of the Controlling Collateral Agent) to effect such actions, and joining in any action, motion or proceeding initiated by the Controlling Collateral Agent or the Vehicle Collateral Trustee (acting at the direction of the Controlling Collateral Agent) for such purposes.

ARTICLE V
Miscellaneous

Section 5.01           Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, as follows:

(a)            if to the Borrower or any Grantor, to the Borrower, at its address at: GMR Intermediate Corp., c/o Kohlberg Kravis Roberts & Co. L.P., [address], Attention: Vice President; with copies (which shall not constitute notice) to: Global Medical Response, Inc., [address], Attention: Chief Financial Officer and Global Medical Response, Inc., [address], Attention: General Counsel;

(b)            if to the Credit Agreement Collateral Agent or the Administrative Agent, to it at [address], Attention: Collateral      Team,      Tel:      [phone number],      Fax:      [fax number],      Email:  [email address];

(c)            if to the Initial Additional Authorized Representative or the Initial Additional First Lien Collateral Agent, to it at Wilmington Trust, National Association, [address], Attention of: Global Medical Response Notes Administrator, Telecopy: [fax number];

(d)            if to the Vehicle Collateral Trustee, to it at The Bank of New York Mellon Trust Company, N.A., [address], Attention of Corporate

Trust Administration;

(e)            if to any other Authorized Representative or Collateral Agent, to it at the address set forth in the applicable Joinder Agreement.

Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt (if a Business Day) and on the next Business Day thereafter (in all other cases) if delivered by hand or overnight courier service or sent by facsimile or on the date three Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 5.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 5.01. As agreed to in writing among each Collateral Agent and each Authorized Representative from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable Person provided from time to time by such Person.

Section 5.02           Waivers; Amendment; Joinder Agreements.

(a)            No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by Section 5.02(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b)            Neither this Agreement nor any provision hereof may be terminated, waived, amended or modified (other than pursuant to any Joinder Agreement) except pursuant to an agreement or agreements in writing entered into by each Authorized Representative, each Collateral Agent and the Grantors.

(c)            Notwithstanding the foregoing, without the consent of any First Lien Secured Party, any Authorized Representative may become a party hereto by execution and delivery of a Joinder Agreement in accordance with Section 5.12 and upon such execution and delivery, such Authorized Representative and the Additional First Lien Secured Parties and Additional First Lien Obligations of the Series for which such Authorized Representative is acting shall be subject to the terms hereof.

(d)            Notwithstanding the foregoing, in connection with any Refinancing of First Lien Obligations of any Series, or the incurrence of Additional First Lien Obligations of any Series, the Collateral Agents and the Authorized Representatives then party hereto shall enter (and are hereby authorized to enter without the consent of any other First Lien Secured Party or any Loan Party), at the request of any Collateral Agent, any Authorized Representative or the Borrower, into such amendments or modifications of this Agreement as are reasonably necessary to reflect such Refinancing or such incurrence and are reasonably satisfactory to each such Collateral Agent and each such Authorized Representative, provided that any Collateral Agent or Authorized Representative may condition its execution and delivery of any such amendment or modification on a receipt of a certificate from an Authorized Officer of the Borrower to the effect that such Refinancing or incurrence is permitted by the then existing Secured Credit Documents.

Section 5.03           Parties in Interest. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and their respective successors and assigns and shall inure to the benefit of and bind each of the First Lien Secured Parties. Nothing in this Agreement is intended to or shall impair the obligations of any Grantor, which are absolute and unconditional, to pay the First Lien Obligations as and when the same shall become due and payable in accordance with their terms.

Section 5.04           Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

Section 5.05          Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature” and words of like import in this Agreement relating to the execution and delivery of this Agreement shall be deemed to include electronic signatures, which shall be of the same legal effect, validity or enforceability as a manually executed signature to the extent and as provided in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 5.06          Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 5.07          GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 5.08          Submission to Jurisdiction Waivers; Consent to Service of Process. Each Collateral Agent and each Authorized Representative, on behalf of itself and the First Lien Secured Parties of the Series for whom it is acting, irrevocably and unconditionally:

(a)           submits for itself and its property in any legal action or proceeding relating to this Agreement to which it is a party to the exclusive general jurisdiction of the courts of the State of New York or the courts of the United States for the Southern District of New York, in each case sitting in New York City in the Borough of Manhattan, and appellate courts from any thereof;

(b)           consents that any such action or proceeding may be brought in such courts and waives (to the extent permitted by applicable law) any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same or to commence or support any such action or proceeding in any other courts;

(c)           agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address set forth in Section 5.01;

(d)           agrees that nothing herein shall affect the right of any other party hereto (or any Secured Party) to effect service of process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Holdings or the Borrower or any other Credit Party in any other jurisdiction; and

(e)           other than the Initial Additional Authorized Representative and the Initial Additional First Lien Collateral Agent, waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 5.08 any special, exemplary, punitive or consequential damages.

Section 5.09          WAIVER OF JURY TRIAL. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) RELATING TO THIS AGREEMENT OR FOR ANY COUNTERCLAIM THEREIN.

Section 5.10           Headings. Article, Section and Annex headings used herein are included for convenience of reference only and shall not affect the interpretation of this Agreement.

Section 5.11           Conflicts. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any of the First Lien Security Documents, any of the other Secured Credit Documents or the Vehicle Collateral Trust Agreement, the provisions of this Agreement shall control, it being acknowledged and agreed that, without limiting the foregoing, the express provisions of the Vehicle Collateral Trust Agreement shall govern the taking of any and all actions related to the maintenance and perfection of any Liens granted in and on the Vehicle Collateral (and any actions reasonably related thereto) to secure any of the First Lien Obligations.

Section 5.12           Additional Senior Debt. To the extent, but only to the extent, permitted by the provisions of the Credit Agreement and the Additional First Lien Documents, the Borrower or any Guarantor may incur additional indebtedness after the date hereof that is permitted by the Credit Agreement and the Additional First Lien Documents to be incurred and secured on an equal and ratable basis by the Liens securing the First Lien Obligations (such indebtedness referred to as “Additional Senior Class Debt”). Any such Additional Senior Class Debt, together with obligations relating thereto, may be secured by such Liens if and subject to the condition that the trustee, administrative agent or similar representative for the holders of such Additional Senior Class Debt (each, an “Additional Senior Class Debt Representative”), and the collateral agent, collateral trustee or similar representative for the holders of such Additional Senior Class Debt (each, an “Additional Senior Class Debt Collateral Agent” and, together with the holders of such Additional Senior Class Debt and the related Additional Senior Class Debt Representative, the “Additional Senior Class Debt Parties”), in each case acting on behalf of the holders of such Additional Senior Class Debt, become a party to this Agreement by satisfying the conditions set forth in clauses (i) through (iv) of the immediately succeeding paragraph.

In order, with respect to any Additional Senior Class Debt, for an Additional Senior Class Debt Representative and the related Additional Senior Class Debt Collateral Agent to become a party to this Agreement,

(i)            such Additional Senior Class Debt Representative and Additional Senior Class Debt Collateral Agent, and each Grantor shall have executed and delivered to each Collateral Agent an instrument substantially in the form of Annex II (with such changes as may be reasonably approved by the Controlling Collateral Agent and such Additional Senior Class Debt Representative) pursuant to which such Additional Senior Class Debt Representative becomes an “Authorized Representative” hereunder, such Additional Senior Class Debt Collateral Agent becomes a “Collateral Agent” hereunder and such Additional Senior Class Debt and the related Additional Senior Class Debt Parties become subject hereto and bound hereby;

(ii)            the Borrower shall have (x) delivered to each Authorized Representative true and complete copies of each of the material Additional First Lien Documents relating to such Additional Senior Class Debt, certified as being true and correct by an Authorized Officer of the Borrower and (y) identified in a certificate of an Authorized Officer of the Borrower such Additional Senior Class Debt, stating the initial aggregate principal amount or face amount thereof, and the obligations to be designated as Additional First Lien Obligations and certified that such obligations are permitted to be incurred and secured on a pari passu basis with Liens securing the then-extant First Lien Obligations and by the terms of the then-extant Secured Credit Documents;

(iii)            all filings, recordations and/or amendments or supplements to the First Lien Security Documents necessary or desirable in the reasonable judgment of such Additional Senior Class Debt Representative to confirm and perfect the Liens securing the relevant obligations relating to such Additional Senior Class Debt shall have been made, executed and/or delivered (or, with respect to any such filings or recordations, acceptable provisions to perform such filings or recordations shall have been taken in the reasonable judgment of such Additional Senior Class Debt Representative), and all fees and taxes in connection therewith shall have been paid (or acceptable provisions to make such payments have been taken in the reasonable judgment of such Additional Senior Class Debt Representative); and

(iv)            the Additional First Lien Documents, as applicable, relating to such Additional Senior Class Debt shall provide that each Additional Senior Class Debt Party with respect to such Additional Senior Class Debt will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Additional Senior Class Debt.

SECTION 5.13 Agent Capacities. Except as expressly provided herein or in the Credit Agreement Collateral Documents, Morgan Stanley Senior Funding, Inc. is acting in the capacities of Administrative Agent and Credit Agreement Collateral Agent solely for the Credit Agreement Secured Parties. Except as expressly provided herein or in the Initial Additional First Lien Security Documents, Wilmington Trust, National Association is acting in the capacities of Initial Additional Authorized Representative and Initial Additional First Lien Collateral Agent solely for the Initial Additional First Lien Secured Parties. Except as expressly provided herein or in the Additional First Lien Security Documents in respect of any Series of Additional Senior Class Debt, the Additional Senior Class Debt Representative and Additional Senior Class Debt Collateral Agent in respect of such Series of Additional Senior Class Debt is acting solely in such capacities for the Additional Senior Class Debt Parties in respect of such Series of Additional Senior Class Debt. Except as expressly set forth herein, none of the Administrative Agent, the Credit Agreement Collateral Agent, the Vehicle Collateral Trustee, the Initial Additional Authorized Representative, the Initial Additional First Lien Collateral Agent, any other Authorized Representative or any other Collateral Agent shall have any duties or obligations in respect of any of the Collateral, all of such duties and obligations, if any, being subject to and governed by the applicable Secured Credit Documents. The Administrative Agent and the Credit Agreement Collateral Agent shall have no liability for any actions in any role under this Agreement to anyone other than the Credit Agreement Secured Parties and only then in accordance with the Credit Agreement Collateral Documents. In acting hereunder, the Administrative Agent and the Credit Agreement Collateral Agent shall have the benefit of the rights, privileges, immunities and indemnities granted to the “Administrative Agent” and the “Collateral Agent,” respectively, under the Credit Agreement.

The Initial Additional Authorized Representative and the Initial Additional First Lien Collateral Agent shall have no liability for any actions in any role under this Agreement to anyone other than the Initial Additional First Lien Secured Parties, and then only to the extent provided in the Initial Additional First Lien Agreement. In acting hereunder, the Initial Additional Authorized Representative and the Initial Additional First Lien Collateral Agent shall have the benefit of the rights, privileges, immunities and indemnities granted to the “Trustee” and the “Notes Collateral Agent,” respectively, under the Initial Additional First Lien Agreement.

(b)            No Collateral Agent or Authorized Representative or Vehicle Collateral Trustee shall have any liability for the acts or omissions of any other Collateral Agent, Authorized Representative or Vehicle Collateral Trustee.

Section 5.14           Additional Grantors. In the event any Subsidiary of a Grantor shall have granted a Lien on any of its assets to secure any First Lien Obligations, such Grantor shall cause such Subsidiary, if not already a party hereto, to become a party hereto as a “Grantor”. Upon the execution and delivery by any Subsidiary of a Grantor of a Grantor Joinder Agreement in substantially the form of Annex III hereof, any such Subsidiary shall become a party hereto and a Grantor hereunder with the same force and effect as if originally named as such herein. The execution and delivery of any such instrument shall not require the consent of any other party hereto. The rights and obligations of each party hereto shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

Section 5.15           Integration. This Agreement together with the other Secured Credit Documents and the First Lien Security Documents represents the agreement of each of the Grantors and the First Lien Secured Parties with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by any Grantor, the Credit Agreement Collateral Agent, or any other First Lien Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Secured Credit Documents or the First Lien Security Documents.

Section 5.16           ABL Intercreditor Agreement. Notwithstanding anything herein to the contrary, the exercise of any right or remedy by any Collateral Agent or First Lien Secured Party hereunder with respect to ABL Collateral is subject to the terms of the ABL Intercreditor Agreement and in the event of any conflict or inconsistency between this Agreement and the ABL Intercreditor Agreement with respect to the ABL Collateral, the ABL Intercreditor Agreement shall govern.

Section 5.17           Vehicle Collateral Trustee.

(a)            Notwithstanding anything herein to the contrary, each of the Borrower, the other Grantors from time to time party hereto, the Credit Agreement Collateral Agent, the Administrative Agent, the Initial Additional First Lien Collateral Agent, the Initial Additional Authorized Representative, each additional Collateral Agent and each additional Authorized Representative from time to time party hereto hereby (each, a “Directing Person”):

(i)            authorizes and directs the Vehicle Collateral Trustee to enter into (x) this Agreement and (y) concurrent with entering into this Agreement on the date hereof, the Vehicle Collateral Trust Agreement; and

(ii)            effective immediately upon the execution and delivery by the Vehicle Collateral Trustee of the Vehicle Collateral Trust Agreement and without the need for any other action by any Person, appoints such Vehicle Collateral Trustee as such Directing Person’s sub-agent, nominee and “collateral trustee”, solely with respect to the taking and maintaining of collateral and perfection actions (and all actions reasonably related thereto) related to the Liens granted, or purported to be granted, to such Directing Person in and on any Vehicle Collateral subject to and pursuant to the applicable Vehicle Collateral Security Agreement or other First Lien Security Document, in each case, in accordance with the terms of this Agreement and the Vehicle Collateral Trust Agreement.

(b)            The rights and obligations of each party hereto shall remain in full force and effect notwithstanding the effectiveness of the Vehicle Collateral Trust Agreement.

Section 5.18           Amendment and Restatement. This Agreement amends, restates and supersedes in its entirety that certain First Lien Intercreditor Agreement dated as of October 2, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof), among Holdings, the Borrower, the other Grantors from time to time party thereto, the Credit Agreement Collateral Agent, the Administrative Agent, the Vehicle Collateral Trustee, and each other party thereto. As of the date hereof, the only outstanding First Lien Obligations are the Credit Agreement Obligations and the Initial Additional First Lien Obligations.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

MORGAN STANLEY SENIOR FUNDING, INC., as Collateral Agent for the Credit Agreement Secured Parties

By:	/s/ Mark Scioscia
Name: Mark Scioscia
Title: Authorized Signatory

MORGAN STANLEY SENIOR FUNDING, INC., as Authorized Representative for the Credit Agreement Secured Parties

By:	/s/ Mark Scioscia
Name: Mark Scioscia
Title: Authorized Signatory

[Signature Page to Amended and Restated First Lien Intercreditor Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Initial Additional First Lien Collateral Agent for the Initial Additional First Lien Secured Parties

By:	/s/ Karen Ferry
Name:	Karen Ferry
Title:	Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Initial Additional Authorized Representative for the Initial Additional First Lien Secured Parties

By:	/s/ Karen Ferry
Name:	Karen Ferry
Title:	Vice President

[Signature Page to Amended and Restated First Lien Intercreditor Agreement]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Vehicle Collateral Trustee

By:	/s/ April Bradley
Name:	April Bradley
Title:	Vice President

[Signature Page to Amended and Restated First Lien Intercreditor Agreement]

IN WITNESS WHEREOF, we have hereunto signed this First Lien Intercreditor Agreement as of the date first written above.

GRANTORS:

GMR INTERMEDIATE CORP.

By:	/s/ Thomas A. A. Cook
Name:	Thomas A. A. Cook
Title:	Executive Vice President, General Counsel and Secretary

GLOBAL MEDICAL RESPONSE, INC.

By:	/s/ Thomas A. A. Cook
Name:	Thomas A. A. Cook
Title:	Executive Vice President, General Counsel and Secretary

A 1 LEASING, INC.
ABBOTT AMBULANCE, INC.
ADAM TRANSPORTATION SERVICE, INC.
AEROCARE MEDICAL TRANSPORT, INC.
AIR AMBULANCE SPECIALISTS, INC.
AIR ANGELS, LLC
AIR EVAC EMS, INC.
AIR MEDICAL GROUP HOLDINGS LLC
AIR MEDICAL RESOURCE GROUP LLC
AIR MEDICAL RESOURCE GROUP, INC.
AIRMED INTERNATIONAL, LLC
AIRMED RESPONSE LLC
ALASKA REGIONAL LIFE FLIGHT CORPORATION
ALASKA REGIONAL TRANSPORT CORPORATION
ALLIANCE AMBULANCE OF ARIZONA LLC
AM HANGAR, LLC
AMBULANCE ACQUISITION, INC.
AMERICAN MEDFLIGHT, INC.
AMERICAN MEDICAL PATHWAYS, INC.
AMERICAN MEDICAL RESPONSE
AMBULANCE SERVICE, INC.

[Signature Page to Amended and Restated First Lien Intercreditor Agreement]

AMERICAN MEDICAL RESPONSE DELAWARE VALLEY, LLC
AMERICAN MEDICAL RESPONSE HOLDINGS, INC.
AMERICAN MEDICAL RESPONSE MANAGEMENT, INC.
AMERICAN MEDICAL RESPONSE MID- ATLANTIC, INC.
AMERICAN MEDICAL RESPONSE NORTHWEST, INC.
AMERICAN MEDICAL RESPONSE OF COCHISE COUNTY LLC
AMERICAN MEDICAL RESPONSE OF COLORADO, INC.
AMERICAN MEDICAL RESPONSE OF CONNECTICUT, INCORPORATED
AMERICAN MEDICAL RESPONSE OF GEORGIA, INC.
AMERICAN MEDICAL RESPONSE OF ILLINOIS, INC.
AMERICAN MEDICAL RESPONSE OF INLAND EMPIRE
AMERICAN MEDICAL RESPONSE OF MARICOPA, LLC
AMERICAN MEDICAL RESPONSE OF MASSACHUSETTS, INC.
AMERICAN MEDICAL RESPONSE OF NEW YORK, LLC
AMERICAN MEDICAL RESPONSE OF NORTH CAROLINA, INC.
AMERICAN MEDICAL RESPONSE OF OKLAHOMA, INC.
AMERICAN MEDICAL RESPONSE OF PIMA, LLC
AMERICAN MEDICAL RESPONSE OF SAN DIEGO, INC.
AMERICAN MEDICAL RESPONSE OF SOUTH CAROLINA, INC.
AMERICAN MEDICAL RESPONSE OF SOUTHERN CALIFORNIA
AMERICAN MEDICAL RESPONSE OF TENNESSEE, INC.
AMERICAN MEDICAL RESPONSE OF TEXAS, INC.
AMERICAN MEDICAL RESPONSE WEST
AMERICAN MEDICAL RESPONSE, INC.
AMF CORPORATION
AMR ALL-TRANSIT LLC
AMR BAY STATE, LLC
AMR BROCKTON, L.L.C.
AMR HOLDCO, INC.

[Signature Page to Amended and Restated First Lien Intercreditor Agreement]

AMR OF CENTRAL TEXAS I, LLC
AMR OF CENTRAL TEXAS II, LLC
AMRG ACQUISITION LLC
AMR-LGA OF TENNESSEE, LLC
ARCATA-MAD RIVER AMBULANCE LLC
ARIZONA EMS HOLDINGS, INC.
ASSOCIATED AMBULANCE SERVICE INC.
ATLANTIC AMBULANCE SERVICES ACQUISITION, INC.
ATLANTIC/KEY WEST AMBULANCE, INC.
ATLANTIC/PALM BEACH AMBULANCE, INC.
BEACON TRANSPORTATION, INC.
BLYTHE AMBULANCE SERVICE
BOWERS COMPANIES, INC.
BROWARD AMBULANCE, INC.
CAL-ORE LIFE FLIGHT LLC
CALSTAR AIR MEDICAL SERVICES LLC
CITY AMBULANCE OF EUREKA, INCORPORATED
COMMUNITY AUTO AND FLEET SERVICES L.L.C.
COMMUNITY EMS, INC.
COMTRANS AMBULANCE SERVICE, INC.
COMTRANS OF OREGON, LLC
COMTRANS, INC.
CORNING AMBULANCE SERVICE INC.
DESERT VALLEY MEDICAL TRANSPORT, INC.
DONLOCK, LTD.
E.M.S. VENTURES, INC.
EAGLE AIR MED CORPORATION EAGLEMED LLC
EASTERN AMBULANCE SERVICE, INC.
EASTERN PARAMEDICS, INC.
EMERGENCY MEDICAL TRANSPORT, INC.
EMERGENCY MEDICAL TRANSPORTATION, INC.
EMS OFFSHORE MEDICAL SERVICES, LLC
EMS VENTURES OF SOUTH CAROLINA, INC.
EXPEDITION HELICOPTERS, INC.
FIVE COUNTIES AMBULANCE SERVICE, INC.
FLORIDA EMERGENCY PARTNERS, INC.
FOUNTAIN AMBULANCE SERVICE, INC.
GALLUP MED FLIGHT, L.L.C.
GILA HOLDCO LLC
GMR EVENT SERVICES LLC
GMR SHARED SERVICES LLC
GOLD COAST AMBULANCE SERVICE

[Signature Page to Amended and Restated First Lien Intercreditor Agreement]

GOLD CROSS AMBULANCE SERVICE OF PA., INC.
GOLD CROSS AMBULANCE SERVICES, INC.
GRACE BEHAVIORAL HEALTH, L.L.C.
GRANDVIEW AVIATION LLC
GUARDIAN CRITICAL CARE SERVICES LLC
GUARDIAN EMS, INC.
GUARDIAN FLIGHT LLC
GUARDIAN FLIGHT, INC.
HANK'S ACQUISITION CORP.
HAWAII LIFE FLIGHT LLC
HEMET VALLEY AMBULANCE SERVICE, INC.
HERREN ENTERPRISES, INC.
HLF CORPORATION
INNOVATIVE PRACTICES, LLC
INTERNATIONAL LIFE SUPPORT, INC.
JET CENTER, LLC
JJDAC LLC
JJDAC, INC.
KURTZ AMBULANCE SERVICE, INC.
KURTZ INDUSTRIAL FIRE SERVICES, INC.
KURTZ MUNICIPAL DISPATCHING SERVICES, INC.
KURTZ PARAMEDIC SERVICE, INC.
KURTZ SPECIAL EVENTS SERVICES, INC.
KUTZ AMBULANCE SERVICE, INC.
LASALLE AMBULANCE INC.
LIFE GUARD INTERNATIONAL INC.
LIFE LINE AMBULANCE SERVICE, INC.
LIFECARE AMBULANCE SERVICE, INC.
LIFEFLEET SOUTHEAST, INC.
LIFEGUARD AMBULANCE SERVICE LLC
LIFEGUARD AMBULANCE SERVICE OF FLORIDA, LLC
LIFEGUARD AMBULANCE SERVICE OF ILLINOIS INC.
LIFEGUARD AMBULANCE SERVICE OF TEXAS, LLC
MAINSTAY SOLUTIONS, LLC
MARLBORO HUDSON AMBULANCE & WHEELCHAIR SERVICE, INC.
MED FLIGHT LEASING, LLC
MEDEVAC MEDICAL RESPONSE, INC.
MEDEVAC MIDAMERICA, INC.
MEDIC ONE AMBULANCE SERVICES, INC.
MEDIC ONE OF COBB, INC.
MEDICAL EMERGENCY DEVICES AND SERVICES (MEDS), INC.
MEDI-CAR AMBULANCE SERVICE, INC.

[Signature Page to Amended and Restated First Lien Intercreditor Agreement]

MEDI-CAR SYSTEMS, INC.
MEDICS AMBULANCE SERVICE (DADE), INC.
MEDICS AMBULANCE SERVICE, INC.
MEDICS AMBULANCE, INC.
MEDICS EMERGENCY SERVICES OF PALM BEACH COUNTY, INC.
MEDICS SUBSCRIPTION SERVICES, INC.
MEDICS TRANSPORT SERVICES, INC.
MEDICWEST AMBULANCE, INC.
MEDICWEST HOLDINGS, INC.
MEDLIFE EMERGENCY MEDICAL SERVICE, INC.
MEDSTAT EMS, INC.
MED-TRANS CORPORATION
MERCURY AMBULANCE SERVICE, INC.
MERCY AMBULANCE OF EVANSVILLE, INC.
MERCY LIFE CARE
MERCY, INC.
METRO AMBULANCE SERVICE (RURAL), INC.
METRO AMBULANCE SERVICE, INC.
METRO AMBULANCE SERVICES, INC.
METRO CARE CORP.
METROCARE SERVICES – ABILENE, L.P.
METROPOLITAN AMBULANCE SERVICE
MIDWEST AMBULANCE MANAGEMENT COMPANY
MISSION CARE OF ILLINOIS, LLC
MISSION CARE OF MISSOURI, LLC
MISSION CARE SERVICES, LLC
MOBILE MEDIC AMBULANCE SERVICE, INC.
MOUNTAINSTAR AIRCARE CORPORATION
NATIONAL AMBULANCE & OXYGEN SERVICE, INC.
NEVADA RED ROCK AMBULANCE, INC.
NEVADA RED ROCK HOLDINGS, INC.
NORTH MISS. AMBULANCE SERVICE, INC.
PACIFIC AMBULANCE, INC.
PARAMED, INC.
PARK AMBULANCE SERVICE INC.
PATIENT ADVOCACY GROUP, LLC
PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC.
PROFESSIONAL MEDICAL TRANSPORT, INC.
PROVIDACARE, L.L.C.
PUCKETT AMBULANCE SERVICE, INC.
R/M ARIZONA HOLDINGS, INC.

[Signature Page to Amended and Restated First Lien Intercreditor Agreement]

R/M MANAGEMENT CO., INC.
R/M OF TENNESSEE G.P., INC.
R/M OF TENNESSEE L.P., INC.
RANDLE EASTERN AMBULANCE SERVICE, INC.
REACH AIR MEDICAL SERVICES, LLC
REACH MEDICAL HOLDINGS, LLC
REGIONAL EMERGENCY SERVICES, L.P.
RENO FLYING SERVICE LLC
RENO FLYING SERVICE, INC.
RIVER MEDICAL INCORPORATED
RMC CORPORATE CENTER, L.L.C.
RURAL/METRO (DELAWARE) INC.
RURAL/METRO CORPORATION
RURAL/METRO CORPORATION
RURAL/METRO CORPORATION OF FLORIDA
RURAL/METRO CORPORATION OF TENNESSEE
RURAL/METRO MID-SOUTH, L.P.
RURAL/METRO OF BREWERTON, INC.
RURAL/METRO OF CALIFORNIA, INC.
RURAL/METRO OF CENTRAL ALABAMA, INC.
RURAL/METRO OF CENTRAL COLORADO, INC.
RURAL/METRO OF CENTRAL OHIO, INC.
RURAL/METRO OF GREATER SEATTLE, INC.
RURAL/METRO OF INDIANA, L.P.
RURAL/METRO OF NEW YORK, INC.
RURAL/METRO OF NORTHERN CALIFORNIA, INC.
RURAL/METRO OF NORTHERN OHIO, INC.
RURAL/METRO OF OHIO, INC.
RURAL/METRO OF OREGON, INC.
RURAL/METRO OF ROCHESTER, INC.
RURAL/METRO OF SOUTHERN CALIFORNIA, INC.
RURAL/METRO OF SOUTHERN OHIO, INC.
RURAL/METRO OF TENNESSEE, L.P.
RURAL/METRO OPERATING COMPANY, LLC
SAN DIEGO 911 LLC
SAN DIEGO MEDICAL SERVICES ENTERPRISE, LLC
SEAWALL ACQUISITION, LLC
SEMINOLE COUNTY AMBULANCE, INC.
SEVEN BAR AVIATION, LLC
SEVEN BAR CRITICAL CARE NEW MEXICO, LLC

[Signature Page to Amended and Restated First Lien Intercreditor Agreement]

SIOUX FALLS AMBULANCE, INC.
SOUTHWEST AMBULANCE AND RESCUE OF ARIZONA, INC.
SOUTHWEST AMBULANCE OF CASA GRANDE, INC.
SOUTHWEST AMBULANCE OF NEW MEXICO, INC.
SOUTHWEST AMBULANCE OF SOUTHEASTERN ARIZONA, INC.
SOUTHWEST AMBULANCE OF TUCSON, INC.
SOUTHWEST GENERAL SERVICES, INC.
SPRINGS AMBULANCE SERVICE, INC.
SSAG, LLC
STAT HEALTHCARE, INC.
SUMMIT AIR AMBULANCE HOLDINGS, LLC
SUMMIT AIR AMBULANCE, LLC
SUNRISE HANDICAP TRANSPORT CORP.
SW GENERAL, INC.
TEK AMBULANCE, INC.
THE AID AMBULANCE COMPANY, INC.
THE AID COMPANY, INC.
TIDEWATER AMBULANCE SERVICE, INC.
TOWNS AMBULANCE SERVICE, INC.
TRANSPLANT TRANSPORTATION SERVICES, INC.
TROUP COUNTY EMERGENCY MEDICAL SERVICES, INC.
V.I.P. PROFESSIONAL SERVICES, INC.
VALLEY MED FLIGHT INC
VIRGINIA MEDICAL TRANSPORT, LLC
VITAL ENTERPRISES, INC.
W & W LEASING COMPANY, INC.
WESTMED AMBULANCE, INC.
WIREGRASS LIFE FLIGHT CORPORATION
WP ROCKET HOLDINGS INC.,
each as a Grantor

By:	/s/ Thomas A. A. Cook
Name: Thomas A. A. Cook
Title: Executive Vice President, General Counsel and Secretary

[Signature Page to Amended and Restated First Lien Intercreditor Agreement]

ANNEX I

Grantors

[Omitted]

ANNEX I-1

ANNEX II

[Omitted]

ANNEX II-1

ANNEX III

[Omitted]

Annex III-1

ANNEX IV

[Omitted]

Annex IV-1

Execution Version

SECOND AMENDED AND RESTATED VEHICLE COLLATERAL TRUST AGREEMENT

[Omitted]